Exhibit 10zz

ATLANTA GAS LIGHT CO.
August 10, 1995
Page 2
Contract Number:    3998
Amendment number:   1
Amendment effective date:  July 1, 1995



ACCEPTED AND AGREED TO
This 7th Day of Nov, 1995

TENNESSEE GAS PIPELINE COMPANY

By:    /s/ Lawrence G. Williams
Title: Agent and Attorney-in-Fact


ACCEPTED AND AGREED TO
This 24th Day of Oct, 1995

ATLANTA GAS LIGHT CO.


By:   /s/ Stephen J. Gunther
Title:    Agent and Attorney-in-Fact

                      GAS STORAGE SERVICE AGREEMENT

                               EXHIBIT "A"
              AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                          DATED November 1, 1993
                                 BETWEEN
                      TENNESSEE GAS PIPELINE COMPANY
                                   AND
                           ATLANTA GAS LIGHT CO


ATLANTA GAS LIGHT CO
EFFECTIVE DATE OF AMENDMENT:  July 1, 1995
RATE SCHEDULE:  FS
SERVICE PACKAGE:  3998
SERVICE PACKAGE MSQ:  271,959
WITHDRAWAL QUANTITY:  1,873
INJECTION QUANTITY:  1,814
SERVICE POINT:  PORTLAND




METER     METER NAME      COUNTY    ST   ZONE  I/W   LEG   TOTAL-   BILLABLE-
                                                           TQ       TQ
060020    TGP-PORTLAND    SUMNER    TN    01    I    100    1,814    1,814
          STORAGE
          INJECTION
                                     Total Injection TQ:    1,814    1,814

070020    TGP-PORTLAND    SUMNER    TN    01    W    100    1,873    1,873
          STORAGE
          WITHDRAWAL
                                     Total Withdrawal TQ:   1,873    1,873



NUMBER OF INJECTION POINTS:  1
NUMBER OF WITHDRAWAL POINTS:  1



Note: Exhibit "A" is a reflection of the contract and all amendments as of the amendment effective date.

                      GAS STORAGE SERVICE AGREEMENT

                              EXHIBIT "A-1"
                        SHOWING REQUESTED CHANGES
              AMENDMENT #1 TO GAS STORAGE SERVICE AGREEMENT
                          DATED November 1, 1993
                                 BETWEEN
                      TENNESSEE GAS PIPELINE COMPANY
                                   AND
                           ATLANTA GAS LIGHT CO


ATLANTA GAS LIGHT CO
EFFECTIVE DATE OF AMENDMENT:  July 1, 1995
RATE SCHEDULE:  FS
SERVICE PACKAGE:  3998
SERVICE PACKAGE MSQ:  0
WITHDRAWAL QUANTITY:  36
INJECTION QUANTITY:  0
SERVICE POINT:  PORTLAND




METER     METER NAME      COUNTY    ST   ZONE  I/W   LEG   TOTAL-   BILLABLE-
                                                           TQ       TQ


                                     Total Injection TQ:    0        0

070020    TGP-PORTLAND    SUMNER    TN    01    W    100    36       36
          STORAGE
          WITHDRAWAL
                                     Total Withdrawal TQ:   36       36



NUMBER OF INJECTION POINTS AFFECTED: 0
NUMBER OF WITHDRAWAL POINTS AFFECTED:  1